May 31, 2005

Supplement

SUPPLEMENT DATED MAY 31, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY EQUALLY-WEIGHTED S&P 500 FUND
Dated August 30, 2004

Effective June 1, 2005, the Board of Trustees of the Morgan Stanley Equally-Weighted S&P 500 Fund (the "Fund") approved an amendment to the existing investment advisory arrangement for the Fund to reduce the fee payable by the Fund to 0.12% of the portion of the Fund's daily net assets not exceeding $2 billion and 0.10% of the portion of the Fund's daily net assets exceeding $2 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

38565SPT-02